Exhibit 10.20

ASSIGNMENT OF LOAN DOCUMENTS

(ING US Students No. 14; Loan No. 700401153)

MSCI 2006-HQ10 FLETCHER AVENUE, LLC, a Florida limited liability company (“Assignor”), whose address is c/o LNR Partners, LLC, 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns, transfers, sets over and conveys to RRE CAMPUS CLUB HOLDINGS, LLC, a Delaware limited liability company (“Assignee”), whose address is Navy Yard Corporate Center, One Crescent Drive, Suite 203, Philadelphia, Pennsylvania 19112, all Assignor’s right, title and interest in and to the documents described on Schedule A attached hereto, as the same may have been assigned, amended, supplemented, restated or modified.

TO HAVE AND TO HOLD the same unto Assignee and its successors and assigns forever.

This Assignment is made without recourse or representation or warranty, express, implied or by operation of law, of any kind and nature whatsoever.

The foregoing paragraph shall not impair Assignor’s representations and warranties pursuant to Section 5.2 of the Agreement for Sale and Purchase of Loan dated October 6, 2011 between the Assignor and Resource Real Estate Opportunity OP, LP, a Delaware limited partnership (“RREO OP, LP”), as assigned by RREO OP, LP to Assignee.

[THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of Sept. 23, 2011, to be effective as of Oct. 21, 2011.

MSCI 2006-HQ10 FLETCHER AVENUE, LLC, a Florida limited liability company

By:	LNR Partners, LLC, a Florida limited liability company, its manager

Signature:	/s/ Adriana Sera	By:	/s/ Isaac Pesin
Print Name:	Adriana Sera	Name:	Isaac Pesin
		Title:	Vice President

Signature:	/s/ Nulise Santana
Print Name:	Nulise Santana

STATE OF FLORIDA	)
) SS.:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 23 day of September. 2011, by Isaac Pesin as VP of LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, on behalf of said entity as the manager of MSCI 2006-HQ10 FLETCHER AVENUE, LLC, a Florida limited liability company. He is     X     personally known to me or              has produced a Florida driver’s license as identification.

My Commission Expires: 5/17/12	/s/ Ciney Torres
	Print Name:	Ciney Torres
[NOTARIAL SEAL]	NOTARY SEAL:
Serial No., if any:

SCHEDULE A

1. Promissory Note dated as of June 28, 2006, in the original principal amount of $10,500,000.00 made by ING US Students No. 14 LLC, a Delaware limited liability company (“Borrower”), to Morgan Stanley Mortgage Capital Inc., a New York corporation (“Original Lender”).

2. Mortgage and Security Agreement executed by Borrower in favor of Original Lender dated as of June 28, 2006, recorded as Instrument No. 2006313158, in O.R. Book 16649, Page 1857, in the Public Records of Hillsborough County, Florida (“Records”).

3. Assignment of Mortgage and Security Agreement from Original Lender to Lender No. 2 recorded as Instrument No. 2007057012, in O.R. Book 17417, Page 826 in the Records.

4. Assignment of Mortgage and Security Agreement and Other Loan Documents from BOA to Seller recorded as Instrument No. 2010315779, in O.R. Book 20089, Page 1591 in the Records.

5. Assignment of Leases and Rents executed by Borrower in favor of Original Lender dated as of June 28, 2006, recorded as Instrument No. 2006313159, in O.R. Book 16649, Page 1918 in the Records.

6. Assignment of Assignment of Leases and Rents from Original Lender to Lender No. 2 recorded as Instrument No. 2007057013, in O.R. Book 17417, Page 831 in the Records

7. Assignment of Assignment of Leases and Rents from BOA to Seller recorded as Instrument No. 2010315780, in O.R. Book 20089, Page 1597 in the Records.

8. UCC Financing Statement reflecting Borrower, as debtor, recorded as Instrument No. 2006313160, in O.R. Book 16649, Page 1934 of the Records, as amended and/or assigned.

9. UCC Financing Statement reflecting Borrower, as debtor, filed under File No. 6229392 6 with the Delaware Secretary of State, as amended and/or assigned.

10. Guaranty of Recourse Obligations of Borrower dated as of June 28, 2006, executed by ING US Community Living Fund Inc., a Maryland corporation (“Guarantor”) in favor of Original Lender.

11. Environmental Indemnity Agreement dated as of June 28, 2006, executed by Borrower and Guarantor in favor of Original Lender.

12. Conditional Assignment of Management Agreement dated as of June 28, 2006, executed by Borrower in favor of Original Lender, and acknowledged and agreed to by Housing Trust Management Group, Inc., a Florida corporation.

13. Reserve and Security Agreement dated as of June 28, 2006, executed by Borrower in favor of Original Lender.